EXHIBIT 32.1
                                  CERTIFICATION

                       Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the annual report on Form 10-KSB of Provectus Pharmaceuticals, Inc. (the "Company") for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, H. Craig Dees, Ph.D., the Chief Executive Officer of the Company, and Peter R. Culpepper, CPA, the Chief
Financial Officer of the Company hereby certify that (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This Certification is signed on March 30, 2005.


                                                 /s/  H. Craig Dees, Ph.D.
                                                 -------------------------------
                                                 H. Craig Dees, Ph.D. Chief
                                                 Executive Officer

                                                 /s/ Peter R. Culpepper, CPA
                                                 -------------------------------
                                                 Peter R. Culpepper, CPA
                                                 Chief Financial Officer